TRANSMITTAL OF FINANCIAL REPORTS AND
         CERTIFICATION OF COMPLIANCE WITH
              UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
          THE PERIOD ENDED MARCH 2, 2003

                                                                 |
                                                                 |
                                                                 |
In re                                                            |   Case Nos. 02-12599 through
SLI, INC.,                                                       |   02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,             |
ELECTRO-MAG INTERNATIONAL, INC.,                                 |   Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,    |
SLI LIGHTING PRODUCTS, INC.,                                     |   Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                            |
SLI LIGHTING SOLUTIONS, INC., AND                                |
CML AIR, INC.,                                                   |
                                                                 |
Debtors.                                                         |
---------------------------------------------------------------- |


Attached are the Monthly Operating Reports for the Debtors referenced below.
Each Monthly Operating Report includes the following:


               ---------------------------------------------------------------------------------------------------
               REQUIRED DOCUMENTS                                               Form Number         Document Attached
               ---------------------------------------------------------------------------------------------------
               Flash Variance Report                                                                      X
               ---------------------------------------------------------------------------------------------------
               Schedule of Cash Disbursements                                            MOR-1            X
               ---------------------------------------------------------------------------------------------------
               Income Statement                                                          MOR-2            X
               ---------------------------------------------------------------------------------------------------
               Balance Sheet                                                             MOR-3            X
               ---------------------------------------------------------------------------------------------------
               Consolidated Status of Postpetition Taxes                                 MOR-4a           X
               ---------------------------------------------------------------------------------------------------
               Consolidated Summary of Unpaid Postpetition Debts                         MOR-4b           X
               ---------------------------------------------------------------------------------------------------
               Accounts Receivable Reconciliation and Aging                              MOR-5a           X
               ---------------------------------------------------------------------------------------------------
               Debtor Questionnaire                                                      MOR-5b           X
               ---------------------------------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal February which is covered by this report, runs from January 27, 2003 through March 2, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements.

MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

- MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

- MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

                 April 7, 2003     /s/ Robert J. Mancini
                 ------------      -------------------------------------------
                 Date              Robert J. Mancini, Executive Vice President
                                   & CFO

In re: SLI Inc. et al.           Case No.: 02-12599 through 02-12608

                                 Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                 CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                          January 27, 2003 THROUGH MARCH 2, 2003


                                   ---------------------------------------------
                                   Consolidated Filing Entities
                                   ---------------------------------------------
                                    Forecast      Actuals    Variance
                                   ---------------------------------------------
                                    February      February


Beginning Cash                           4,500       4,727        227      5.04%

Receipts

   Trade                                12,244      12,109       (135)    -1.10%
   Intercompany                              0           0          0
   Other Receipts                          112         277        165    147.32%

                                   ------------   ---------  ----------  -------
     Total Receipts                     12,356      12,386         30      0.24%

Payments

   Payroll & Wages
     Salaries                            1,512       1,646        134      8.86%
     Wages                                 257          95       (162)   -63.04%
     Benefits                              312         385         73     23.40%
     Severance                              51           0        (51)

                                   ------------   ---------  ----------  -------
             Sub Total                   2,132       2,126         (6)    -0.28%

   Operating Expenses
     RM / Finished Goods / Freight       5,680       5,459       (221)    -3.90%
     Intercompany Payments               3,370       4,383      1,013     30.06%
     Occupancy Costs                        98         108         10     10.20%
     Utilities                             156         132        (24)   -15.38%
     Insurance                              44         185        141    320.45%
     Contract / Temporary Labour            54          58          4      7.41%
     Commissions                           258         257         (1)    -0.39%
     Selling                               109         102         (7)    -6.42%
     Corporate                              88         140         53     60.00%
     Other                                 472         322       (150)   -31.78%

                                   ------------   ---------  ----------  -------
             Sub Total                  10,329      11,146        817      7.91%

                                   ------------   ---------  ----------  -------
     Total Operating Expenses           12,461      13,272        811      6.51%

   Bankruptcy
     1st Day Relief
        Critical Trade - 3rd Party           0           0          0
        Critical Trade - Interco             0           0          0
        Transport & Customs                  0           0          0
        Sales, Use & Other Taxes             0           0          0
        Goods-in-transit/LC's                0           0          0
        Reclamation                          0           0          0
        Mechanics Liens                      0           0          0
        Deposits                             0           0          0
        Other 1st Day Relief                 0           0          0

                                   ------------   ---------  ----------  -------
             Sub Total                       0           0          0
     Professionals
        Bank Professionals               1,125         805       (320)   -28.44%
        Professionals                    1,900       1,593       (307)   -16.16%

                                   ------------   ---------  ----------  -------
             Sub Total                   3,025       2,398       (627)   -20.73%

     DIP Fees/Interest                   3,092       3,163         71      2.30%

                                   ------------   ---------  ----------  -------
             Total Bankruptcy            6,117       5,561       (556)    -9.09%

   Other Expenses
     Interest Expense and Fees               5           0         (5)
     Professional Fees                       7          16          9    128.57%
     Taxes                                 226         125       (101)   -44.69%
     Purchaser Exp. Reimb                    0         300        300

                                   ------------   ---------  ----------  -------
             Sub Total                     238         441        203     85.29%


                                   ------------   ---------  ----------  -------
Total Disbursements                     18,816      19,274        458      2.44%

                                   ------------   ---------  ----------  -------
Net Cash Flow                           (6,459)     (6,888)      (428)     6.63%
                                   ------------   ---------  ----------  -------

   Intercompany Transfers                    0           0          0
   DIP Facility Draw / (Payment)         4,209       4,209          0
   Min Cash

                                   ------------   ---------  ----------  -------
Ending Cash                              2,250       2,048       (203)    -9.01%
                                   ============   =========  ==========  =======



----------------------------------------------------------------------
DIP Facility

   US Facility                          28,000      28,000          0
     Opening Balance                    14,791      14,791          0
       US Draw/Repayment                 4,209       4,209          0

                              ----------------------------------------
     Ending Balance                     19,000      19,000          0
                              ========================================
       Availability                      9,000       9,000
       Additional Discretionary Balance  7,000       7,000          0
----------------------------------------------------------------------


In re: SLI Inc. et al.                                                             Case No.: 02-12599 through 02-12608

                                                                            Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                                       SCHEDULE OF DISBURSEMENTS


------------------------------------------------------------------------------------------------------------------------------------
                                                                         Monthly Disbursements
                                                                       -------------------------------------------------------------
Entity                                                                September  October    November   December   January   February
------------------------------------------------------------------------------------------------------------------------------------
      SLI Inc.                                                02-12608  $3,162     $1,354     $3,806      1,539      1,639    4,498
      Chicago Miniature Optoelectronic Technologies, Inc.,    02-12599   4,207      6,305      8,875      6,556      6,380    9,991
      Electro-Mag International, Inc.,                        02-12600       -          -          -          -          -        -
      Chicago-Miniature Lamp-Sylvania Lighting International, 02-12602       -          -          -          -          -        -
      SLI Lighting Products                                   02-12603   5,121      2,830      4,483      3,627      4,969    4,785
      SLI Lighting Company                                    02-12604       -          -          -          -          -        -
      SLI Lighting Solutions                                  02-12605       4          -          -          2         18        -
      CML Air, Inc.,                                          02-12606       -          -          -          -          -        -

                                                                       -------------------------------------------------------------
Disbursements (post filing only)                                       $12,494    $10,489    $17,164    $11,724    $13,006  $19,274
                                                                       =============================================================


In re: SLI Inc.                                   Case No.: 02-12599, 12600, 12602, 12606, 12608
                                             Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                  Statement of Operations
                                         $US (000)





---------------------------------------------------------------------------------------------
SLI INC.1                                       February       Cumulative Filing to Date
---------------------------------------------------------------------------------------------
NET SALES
---------------------------------------------------------------------------------------------
    Outside Sales                                    $5,795          $29,632
---------------------------------------------------------------------------------------------
    Intercompany                                        $23             $164
---------------------------------------------------------------------------------------------
Total                                                 5,818           29,796
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                    5,094           26,464
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
GROSS PROFIT                                            724            3,332
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Selling, General & Administration                       834            8,342
---------------------------------------------------------------------------------------------
Loss on Impairment of Assets                              -                -
---------------------------------------------------------------------------------------------
One time cost                                         1,746           19,035
---------------------------------------------------------------------------------------------
Restructuring                                             -                -
---------------------------------------------------------------------------------------------
                                                          -                -
---------------------------------------------------------------------------------------------
OPERATING INCOME                                     (1,856)         (24,045)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
---------------------------------------------------------------------------------------------
    Interest Expense, net                               103            6,592
---------------------------------------------------------------------------------------------
    Related Party Interest Expense                                       (26)
---------------------------------------------------------------------------------------------
    (Gain)/loss on sale of assets                         -            1,309
---------------------------------------------------------------------------------------------
    Minority interest                                                      -
---------------------------------------------------------------------------------------------
    Other, net                                                           697
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                    (1,959)         (32,617)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INCOME TAXES                                              -              274
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NET INCOME                                          $(1,959)        $(32,891)
---------------------------------------------------------------------------------------------

1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago
   Miniature Optoelectronic Technologies, Inc., Electro-Mag International,
   Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc.,
   CML Air, Inc.


In re: SLI Lighting Products                                  Case No.: 02-12603
                                                        Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                     Statement of Operations
                                            $US (000)





---------------------------------------------------------------------------------------------------
SLI LIGHTING PRODUCTS                                       February     Cumulative Filing to Date
---------------------------------------------------------------------------------------------------
NET SALES
---------------------------------------------------------------------------------------------------
     Outside Sales                                               $4,943           $24,709
---------------------------------------------------------------------------------------------------
     Intercompany                                                     5                10
---------------------------------------------------------------------------------------------------
Total                                                             4,948            24,719
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                3,892            19,745
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
GROSS PROFIT                                                      1,056             4,974
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Selling, General & Administration                                   988             4,491
---------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                            -
---------------------------------------------------------------------------------------------------
One time cost                                                                           -
---------------------------------------------------------------------------------------------------
Restructuring                                                                           -
---------------------------------------------------------------------------------------------------
                                                                                        -
---------------------------------------------------------------------------------------------------
OPERATING INCOME                                                     68               483
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
---------------------------------------------------------------------------------------------------
     Interest Expense, net                                                              -
---------------------------------------------------------------------------------------------------
     Related Party Interest Expense                                                     1
---------------------------------------------------------------------------------------------------
     (Gain)/loss on sale of assets                                                      -
---------------------------------------------------------------------------------------------------
     Minority interest                                                                  -
---------------------------------------------------------------------------------------------------
     Other, net                                                       -                 7
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                    68               475
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INCOME TAXES                                                                          (30)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET INCOME                                                          $68              $505
---------------------------------------------------------------------------------------------------


In re: SLI Lighting Company                                   Case No.: 02-12604
                                                        Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                     Statement of Operations
                                            $US (000)





---------------------------------------------------------------------------------------------------
SLI LIGHTING COMPANY                                        February     Cumulative Filing to Date
---------------------------------------------------------------------------------------------------
NET SALES
---------------------------------------------------------------------------------------------------
     Outside Sales                                                                    $ -
---------------------------------------------------------------------------------------------------
     Intercompany                                                                       -
---------------------------------------------------------------------------------------------------
Total                                                                 -                 -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                      -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
GROSS PROFIT                                                          -                 -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Selling, General & Administration                                     6                37
---------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                            -
---------------------------------------------------------------------------------------------------
One time cost                                                                           -
---------------------------------------------------------------------------------------------------
Restructuring                                                                           -
---------------------------------------------------------------------------------------------------
                                                                                        -
---------------------------------------------------------------------------------------------------
OPERATING INCOME                                                     (6)              (37)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
---------------------------------------------------------------------------------------------------
     Interest Expense, net                                           (2)               (9)
---------------------------------------------------------------------------------------------------
     Related Party Interest Expense                                                     -
---------------------------------------------------------------------------------------------------
     (Gain)/loss on sale of assets                                                      -
---------------------------------------------------------------------------------------------------
     Minority interest                                                                  -
---------------------------------------------------------------------------------------------------
     Other, net                                                      (3)              (18)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                    (1)              (10)
---------------------------------------------------------------------------------------------------
INCOME TAXES                                                                            -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET INCOME                                                          $(1)             $(10)
---------------------------------------------------------------------------------------------------


In re: SLI Lighting Solutions                                 Case No.: 02-12605
                                                        Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                     Statement of Operations
                                            $US (000)





---------------------------------------------------------------------------------------------------
SLI LIGHTING SOLUTIONS                                      February     Cumulative Filing to Date
---------------------------------------------------------------------------------------------------
NET SALES
---------------------------------------------------------------------------------------------------
     Outside Sales                                                  $ -               $ -
---------------------------------------------------------------------------------------------------
     Intercompany                                                     -                 -
---------------------------------------------------------------------------------------------------
Total                                                                 -                 -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                    -                 -
---------------------------------------------------------------------------------------------------
GROSS PROFIT                                                          -                 -
---------------------------------------------------------------------------------------------------
Selling, General & Administration                                     -                 -
---------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                          -                 -
---------------------------------------------------------------------------------------------------
One time cost                                                         -                 -
---------------------------------------------------------------------------------------------------
Restructuring                                                         -               403
---------------------------------------------------------------------------------------------------
                                                                                        -
---------------------------------------------------------------------------------------------------
OPERATING INCOME                                                      -              (403)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:                                               -

---------------------------------------------------------------------------------------------------
     Interest Expense, net                                            -                 -
---------------------------------------------------------------------------------------------------
     Related Party Interest Expense                                   -                 -
---------------------------------------------------------------------------------------------------
     (Gain)/loss on sale of assets                                    -                 -
---------------------------------------------------------------------------------------------------
     Minority interest                                                -                 -
---------------------------------------------------------------------------------------------------
     Other, net                                                       -                 -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                     -              (403)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INCOME TAXES                                                          -                 -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET INCOME                                                          $ -             $(403)
---------------------------------------------------------------------------------------------------


In re: SLI Inc. et al.                                                     Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                                   Reporting Period: Jan. 27, 2003 - Mar. 2, 2003

                                                      BALANCE SHEET
                                                        $US (000)

----------------------------------------------------------------------------------------------------------------
SLI INC.1                                                       Book Value at End of Current Reporting Month
----------------------------------------------------------------------------------------------------------------
                                                                         February
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
       Cash and Cash Equivalents                                               2,112
----------------------------------------------------------------------------------------------------------------
       Accounts Receivable                                                    13,795
----------------------------------------------------------------------------------------------------------------
       Inventories                                                            13,200
----------------------------------------------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                               7,387
----------------------------------------------------------------------------------------------------------------
       Intercompany Receivables                                              860,245
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         896,739
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
       Gross PPE                                                              29,246
----------------------------------------------------------------------------------------------------------------
       Less: Accumulated Depreciation                                        (10,983)
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                  18,263
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
       Investments in Subsidiary                                              81,636
----------------------------------------------------------------------------------------------------------------
       Goodwill                                                                2,768
----------------------------------------------------------------------------------------------------------------
       Other Intangible Assets                                                 1,693
----------------------------------------------------------------------------------------------------------------
       Deferred Charges                                                            -
----------------------------------------------------------------------------------------------------------------
       Other Assets                                                              783
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              $1,001,882
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
----------------------------------------------------------------------------------------------------------------
       DIP Facility                                                           19,000
----------------------------------------------------------------------------------------------------------------
       Accounts Payable                                                        2,551
----------------------------------------------------------------------------------------------------------------
       Other Accrued Expenses                                                 15,403
----------------------------------------------------------------------------------------------------------------
       Accrued Income Taxes Payable                                            8,220
----------------------------------------------------------------------------------------------------------------
       Intercompany Payables                                                  23,154
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                     68,328
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                               -
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                            -
----------------------------------------------------------------------------------------------------------------
Less Current Portion                                                               -
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES:
----------------------------------------------------------------------------------------------------------------
       Deferred Income Taxes                                                   2,825
----------------------------------------------------------------------------------------------------------------
       Other Long-Term Liabilities                                             4,226
----------------------------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                        7,051
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                 380,652
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                              419,287
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
----------------------------------------------------------------------------------------------------------------
       Common Stock                                                              190
----------------------------------------------------------------------------------------------------------------
       Additional Paid-in Capital                                            230,150
----------------------------------------------------------------------------------------------------------------
       Retained Earnings                                                    (103,586)
----------------------------------------------------------------------------------------------------------------
       Currency Translation Adjustment                                          (190)
----------------------------------------------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                               -
----------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                   126,564
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                       $1,001,882
----------------------------------------------------------------------------------------------------------------

Note: Subject to Quarter End and Year End 2002 review and adjustments.


1)SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic
Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature Lamp-Sylvania Lighting
International, Inc., CML Air, Inc.


In re: SLI Lighting Products                                                Case No.: 02-12603
                                                                    Reporting Period: Jan. 27, 2003 - Mar. 2, 2003

                                          BALANCE SHEET
                                           $US (000)

--------------------------------------------------------------------------------------
SLI LIGHTING PRODUCTS                                     Book Value at End of Current
                                                                Reporting Month
--------------------------------------------------------------------------------------
                                                                     February
--------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------
       Cash and Cash Equivalents                                                   22
       -------------------------------------------------------------------------------
       Accounts Receivable                                                      6,674
       -------------------------------------------------------------------------------
       Income Tax Receivable                                                        -
       -------------------------------------------------------------------------------
       Receivables from Shareholder                                                 -
       -------------------------------------------------------------------------------
       Inventories                                                             13,762
       -------------------------------------------------------------------------------
       Prepaid Income Taxes                                                         -
       -------------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                                  674
       -------------------------------------------------------------------------------
       Intercompany Receivables                                               196,448
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          217,580
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------
       Gross PPE                                                                4,231
       -------------------------------------------------------------------------------
       Less: Accumulated Depreciation                                            (674)
--------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                    3,557
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
       Investments in Subsidiary                                                    -
       -------------------------------------------------------------------------------
       Goodwill                                                                     -
       -------------------------------------------------------------------------------
       Other Assets                                                             3,161
       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $224,298
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------------
       DIP Facility                                                                 -
       -------------------------------------------------------------------------------
       Accounts Payable                                                           489
       -------------------------------------------------------------------------------
       Other Accrued Expenses                                                   2,651
       -------------------------------------------------------------------------------
       Accrued Income Taxes Payable                                                (5)
       -------------------------------------------------------------------------------
       Intercompany Payables                                                   15,427
--------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                      18,562
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                           437
--------------------------------------------------------------------------------------
Less Current Portion                                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------------
       Deferred Income Taxes                                                        -
       -------------------------------------------------------------------------------
       Other Long-Term Liabilities                                                 13
--------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                            13
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                    3,512
--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                               238,816
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------
       Common Stock                                                                10
       -------------------------------------------------------------------------------
       Additional Paid-in Capital                                              51,000
       -------------------------------------------------------------------------------
       Retained Earnings                                                      (88,052)
       -------------------------------------------------------------------------------
       Currency Translation Adjustment                                              -
       -------------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                                -
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                    (37,042)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                          $224,298
--------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


In re: SLI Lighting Company                                                 Case No.: 02-12604
                                                                    Reporting Period: Jan. 27, 2003 - Mar. 2, 2003

                                                  BALANCE SHEET
                                                    $US (000)


--------------------------------------------------------------------------------------
SLI LIGHTING COMPANY                               Book Value at End of Current
                                                          Reporting Month
--------------------------------------------------------------------------------------
                                                                     February
--------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------
       Cash and Cash Equivalents                                                    -
       -------------------------------------------------------------------------------
       Accounts Receivable                                                          -
       -------------------------------------------------------------------------------
       Income Tax Receivable                                                        -
       -------------------------------------------------------------------------------
       Receivables from Shareholder                                                 -
       -------------------------------------------------------------------------------
       Inventories                                                                  -
       -------------------------------------------------------------------------------
       Prepaid Income Taxes                                                         -
       -------------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                                    7
       -------------------------------------------------------------------------------
       Intercompany Receivables                                                 4,136
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            4,143
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------
       Gross PPE                                                                  783
       -------------------------------------------------------------------------------
       Less: Accumulated Depreciation                                            (159)
--------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                      624
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
       Investments in Subsidiary                                                    -
       -------------------------------------------------------------------------------
       Goodwill                                                                     -
       -------------------------------------------------------------------------------
       Other Assets                                                               400
       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $5,167
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------------
       DIP Facility                                                                 -
       -------------------------------------------------------------------------------
       Accounts Payable                                                             -
       -------------------------------------------------------------------------------
       Other Accrued Expenses                                                       6
       -------------------------------------------------------------------------------
       Accrued Income Taxes Payable                                                 -
       -------------------------------------------------------------------------------
       Intercompany Payables                                                        -
--------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                           6
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                             -
--------------------------------------------------------------------------------------
Less Current Portion                                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------------
       Deferred Income Taxes                                                        -
       -------------------------------------------------------------------------------
       Other Long-Term Liabilities                                                  -
--------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                             -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                        -
--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                     -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------
       Common Stock                                                                 -
       -------------------------------------------------------------------------------
       Additional Paid-in Capital                                               8,592
       -------------------------------------------------------------------------------
       Retained Earnings                                                       (3,431)
       -------------------------------------------------------------------------------
       Currency Translation Adjustment                                              -
       -------------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                                -
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                      5,161
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                            $5,167
--------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.




In re: SLI Lighting Solutions                                               Case No.: 02-12605
                                                                    Reporting Period: Jan. 27, 2003 - Mar. 2, 2003

                                              BALANCE SHEET
                                                $US (000)

--------------------------------------------------------------------------------------
SLI LIGHTING SOLUTIONS                             Book Value at End of Current
                                                         Reporting Month
--------------------------------------------------------------------------------------
                                                                     February
--------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------
       Cash and Cash Equivalents                                                    -
       -------------------------------------------------------------------------------
       Accounts Receivable                                                      1,812
       -------------------------------------------------------------------------------
       Income Tax Receivable                                                        -
       -------------------------------------------------------------------------------
       Receivables from Shareholder                                                 -
       -------------------------------------------------------------------------------
       Inventories                                                                  -
       -------------------------------------------------------------------------------
       Prepaid Income Taxes                                                         -
       -------------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                                    -
       -------------------------------------------------------------------------------
       Intercompany Receivables                                                   572
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            2,384
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------
       Gross PPE                                                                    -
       -------------------------------------------------------------------------------
       Less: Accumulated Depreciation                                               -
--------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                        -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
       Investments in Subsidiary                                                    -
       -------------------------------------------------------------------------------
       Goodwill                                                                     -
       -------------------------------------------------------------------------------
       Other Assets                                                                 -
       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $2,384
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------------
       DIP Facility                                                                 -
       -------------------------------------------------------------------------------
       Accounts Payable                                                             -
       -------------------------------------------------------------------------------
       Other Accrued Expenses                                                      69
       -------------------------------------------------------------------------------
       Accrued Income Taxes Payable                                                 -
       -------------------------------------------------------------------------------
       Intercompany Payables                                                       16
--------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                          85
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                             -
--------------------------------------------------------------------------------------
Less Current Portion                                                                -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------------
       Deferred Income Taxes                                                        -
       -------------------------------------------------------------------------------
       Other Long-Term Liabilities                                                  -
--------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                             -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                      334
--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                50,466
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------
       Common Stock                                                                 -
       -------------------------------------------------------------------------------
       Additional Paid-in Capital                                              17,002
       -------------------------------------------------------------------------------
       Retained Earnings                                                      (65,503)
       -------------------------------------------------------------------------------
       Currency Translation Adjustment                                              -
       -------------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                                -
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                    (48,501)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                            $2,384
--------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


In re                                       |  Case Nos. 02-12599 through
SLI, INC.,                                  |   02-12608
CHICAGO MINIATURE OPTOELECTRONIC            |
TECHNOLOGIES, INC.,                         |
ELECTRO-MAG INTERNATIONAL, INC.,            |   Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING    |
INTERNATIONAL, INC.,                        |
SLI LIGHTING PRODUCTS, INC.,                |   Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                       |
SLI LIGHTING SOLUTIONS, INC., AND           |
CML AIR, INC.,                              |
                                            |
Debtors.                                    |
--------------------------------------------


STATE OF MASSACHUSETTS      )
                            )
COUNTY OF NORFORK           )

         STEPHEN N. CUMMINGS, hereby declares and states:


         1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

         2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

         3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:  April 7, 2003                                Respectfully submitted,
       ----------------------
Canton, Massachusetts                                /s/ Stephen N. Cummings
                                                     --------------------------
                                                     Stephen N.Cummings
                                                     Executive Vice President
                                                     SLI, Inc.


In re: SLI Inc. et al.                                        Case No.: 02-12599 through 02-12608
                                                      Reporting Period: Jan. 27, 2003 - Mar. 2, 2003




                                Summary of Post Petition Debts
                                           $US (000)
------------------------------------------------------------------------------------------ ------------
 Accounts Payable Aging              Case #                 Current              Past Due       Total
------------------------------------------------------------------------------------------ ------------
SLI Inc.1                            02-12608               $ 2,551                   $ -      $ 2,551
------------------------------------------------------------------------------------------ ------------
SLI Lighting Products                02-12603                   489                     -          489
------------------------------------------------------------------------------------------ ------------
SLI Lighting Company                 02-12604                     -                     -            -
------------------------------------------------------------------------------------------ ------------
SLI Lighting Solutions               02-12605                     -                     -            -
------------------------------------------------------------------------------------------ ------------

------------------------------------------------------------------------------------------ ------------
Total                                                       $ 3,040                   $ -      $ 3,040
------------------------------------------------------------------------------------------ ------------



1)SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic
Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature Lamp-Sylvania Lighting
International, Inc., CML Air, Inc.



In re: SLI Inc. et al.
                                                                                     Case No.: 02-12599 through 02-12608
                                                                             Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                      Accounts Receivable Reconciliation
                                   $US (000)

-----------------------------------------------------------------------------------------------------------------------------------
           Accounts Receivable Reconciliation                 SLI Inc.1        SLI Lighting      SLI Lighting       SLI Lighting
                                                                                 Products           Company          Solutions
                                                              02-12608           02-12603          02-12604           02-12605
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the
  reporting period                                              $ 14,095            $ 9,210               $ -            $ 2,532
---------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                 6,439              4,953                 -                  -
---------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                             (6,892)            (4,637)                -                  -
---------------------------------------------------------------------------------------------------------------------------------
+Adjustments/Doubtful Accounts                                       153             (2,852)                -               (720)
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting
  period                                                        $ 13,795            $ 6,674               $ -            $ 1,812
----------------------------------------------------------=========================================================================



1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc



In re: SLI Inc. et al.
                                                            Case No.: 02-12599 through 02-12608
                                                         Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                          Accounts Receivable Aging
                                                  $US (000)

------------------------------------------------------------------------------------------------------------------------------
      Accounts Receivable Aging         Current      1-30      31-60       61+       Total     Other AR   Allowance  Total A/R
------------------------------------------------------------------------------------------------------------------------------
SLI Inc.1                  02-12608     $ 5,884    $ 4,709    $ 1,209   $ 2,606     $ 14,408     $ 196      $ (809)  $ 13,795
------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products      02-12603       5,598        972        178     2,770        9,518         -      (2,844)     6,674
------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company       02-12604           -          -          -         -            -         -           -          -
------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions     02-12605           -          -          -     2,532        2,532         -        (720)     1,812
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total                                  $ 11,482    $ 5,681    $ 1,387   $ 7,908     $ 26,458     $ 196    $ (4,373)  $ 22,281
------------------------------------------------------------------------------------------------------------------------------


1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc



In re: SLI Inc. et al.
                                                                           Case No.: 02-12599 through 02-12608
                                                                   Reporting Period: Jan. 27, 2003 - Mar. 2, 2003


                                       Consolidated Debtor Questionnaire


----------------------------------------------------------------------------------------------------------------
Must be Completed Each Month                                                                   Yes/No
----------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.                          No
----------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
   possession account this reporting period? If yes, provide an explanation.                      No
----------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation.                                                                                   Yes
----------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
   coverages in effect?  If no, provide an explanation.                                           Yes
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------